UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702_

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31,2021

Date of reporting period: September 30, 2020

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/20 is included with this Form.

Semi-Annual Report
September 30, 2020
(Unaudited)

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2020.
The semi-annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the ten-year period ended September 30, 2020 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small growth category among 579 funds as of September 30, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended September 30, 2020 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 13% or better of funds in its peer category across all time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 638 funds as of September 30, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2020, especially given the newsworthy events of the semi-annual period.
Economic Review
Through the semi-annual period, the COVID-19 pandemic wreaked havoc on the U.S. economy and on economies globally. Countries around the world were forced to shut down businesses and other workplaces to gain some control over the virus in an effort to save lives. The U.S. lockdown was lengthy and widespread, causing the U.S. economy — and the global economy — to enter a recession. Following a 5.0% decline in the U.S. Gross Domestic Product (GDP) growth rate, on an annualized basis, in the first quarter of 2020, U.S. GDP then precipitously dropped, recording an annualized rate of  -31.4% in the second calendar quarter, the lowest U.S. GDP reading on record. At the end of September 2020, many economists expected this historical decrease to be succeeded by double-digit annualized GDP growth in the third quarter of 2020, though attributable to only select segments of the economy.
As the semi-annual period began, U.S. unemployment had leapt from 4.4% in March 2020 to 14.7% in April. By the end of April, the economy had lost more than 20 million jobs, and jobless claims registered more than 6.6 million. Based largely on this severe rise in unemployment, retail sales plunged 16.4% from the prior month in April. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey declining from a peak reading of more than 50 early in 2020 to a low of 41.5 in April, well below the level widely considered to be a sign of contraction in the manufacturing sector (readings above 50 are positive). The service sector, the largest sector of the U.S. economy, was similarly impacted, shrinking for the first time in a decade. The ISM stated its service sector index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults and fears of an economic depression taking hold drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included stimulus checks to many Americans, billions of dollars to the Small Business Administration to sustain businesses and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets and gave lifelines to the U.S. economy. Further buoying the U.S. economy were the number of workers able to work remotely from home. Infection, hospitalization and mortality rates began to subside as a result of protocols undertaken, particularly in the U.S.’ Northeast, which had seen, at the time, the worst of the pandemic. Additionally, in parts of the world, particularly in China and other countries in Asia, the virus had subsided to the point that their economies largely reopened. As a result, the U.S. economy also began to

President’s Letter (unaudited) (continued)

gradually reopen — in phases. By June 2020, U.S. economic indicators had improved. The U.S. unemployment rate declined from 14.7% to 11.1%. Jobs increased by 2.5 million in May and 2.4 million in June. Even so, in June, the National Bureau of Economic Research declared the U.S. economic recession had officially begun in February 2020, indicating the longest economic expansion in American history was over.
By the end of September 2020, the economy had gained back more than half the jobs lost in February, March and April. Jobless claims had steadily declined to 837,000 in September, and the U.S. unemployment rate fell to 7.9%, still high, but better. Manufacturing significantly improved to a high point reading of 55.4 in the ISM Manufacturing Survey. Strength in the housing market was a major contributor to the gains in manufacturing. Due to the pandemic, many individuals and families bought houses in the suburbs, fleeing the density and constrained space of the cities. Historically low interest rates were an added incentive to purchase a home. Retail sales also rebounded, surging 17.7% in May 2020 and then slowing but remaining in positive territory, advancing 2.6% in August (latest data available). The ISM reported a service sector index reading of 57.8 in September 2020.
Still, just as COVID-19 cases were abating in the heavily hit Northeast states of the U.S., the virus began to spike in other areas, including Florida, Texas, Arizona, California and parts of the South and Midwest. These areas, which had been among the first in the U.S. to re-open, began to once again lock down certain establishments, such as restaurants and bars, and to increase the call for the usage of masks. By the end of the semi-annual period, in September 2020, the outcome of the pandemic-driven health and economic crises had become somewhat clouded. On the one hand, the initial shock of the lockdown had ebbed and select parts of the economy had begun to re-open and recover. Indeed, the U.S. economy had fared somewhat better than many had feared since the end of July, when several of the programs put in place by the U.S. government to cushion the financial impact of the pandemic, including supplemental unemployment payments, expired. On the other hand, job additions came in far below the number expected by most economists, and the share of Americans reporting their job loss as permanent grew. Unemployment, though improved, was still high. Layoffs especially hit industries most negatively affected by the pandemic, such as airlines, hospitality, retail, arts and leisure. The country, at the end of September, was still waiting for a new relief package and further stimulus measures from the Administration. Adding to the high level of uncertainty at the end of September was the escalating news flow around the upcoming U.S. elections. Once again, the course of COVID-19 and prospects for the economy took on a magnitude of uncertainty rarely seen.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 31.31% during the six months ended September 30, 2020, though this masks the heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998 and then continued to rally through August before declining in September 2020.
While volatility was high, the U.S. equity market surged in the second calendar quarter on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual re-opening of U.S. businesses fueled optimism, despite a significant uptick in COVID-19 cases in regional pockets of the country causing local governments to pause re-opening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data. Still, the majority of the rally occurred in April and May 2020, as renewed concerns about COVID-19 led to a relatively narrow gain in June. The S&P 500® Index posted a return of 20.54% for the second calendar quarter.
The rally in U.S. equities in July and August largely reflected ongoing support from the Fed, optimism surrounding the gradual re-opening of the U.S. and global economies and seeming progress toward a COVID-19 vaccine. Investors continued to display confidence the Fed was unlikely to raise its targeted federal funds rate in the near future. Supporting this belief was Fed Chair Powell’s speech at the annual Jackson Hole symposium that indicated a major policy adjustment. The Fed planned to shift both to average inflation targeting, i.e., to allow inflation to rise above the Fed’s existing 2% target to compensate for a period when inflation is below 2%, and to approach employment in a way that will focus on those at the lower end of the income spectrum. Stocks also benefited from a strong corporate earnings season that showed better demand trends and numerous beats against lower consensus earnings expectations. The proposal of a fifth COVID-19 relief bill had buoyed investor sentiment during these months, but a stalemate between Democrats and Republicans then served as a headwind in September. The U.S. equity market also grew increasingly cautious in September due to rising uncertainty about the U.S. elections, chaos around U.S. school openings, clashes around the U.S. Supreme Court justice replacement and a resurgence in COVID-19 cases in the U.S. and across the globe. The S&P 500® Index was down 3.80% in September but gained 8.93% for the third calendar quarter.
For the semi-annual period overall, virtually all segments of the U.S. equity market posted strong double-digit returns, but on a relative basis, mid-cap stocks and large-cap stocks within the U.S. equity market performed best and similarly to each other, followed closely by small-cap stocks. As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.3)
Among the sectors of the S&P 500® Index, all 11 posted positive returns. Consumer discretionary was the strongest performing sector during the semi-annual period. Information technology and materials also significantly outperformed the S&P 500® Index during the semi-annual period. Energy and utilities posted positive absolute returns but were by far the weakest sectors of the S&P 500® Index during the semi-annual period, followed at some distance by real estate.

Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 3.53% during the semi-annual period, significantly underperforming the broad U.S. equity market.
Sovereign yield curves in most developed and emerging market countries steepened modestly, led by the U.S. Short-term yields declined modestly, while long-term yields increased slightly. In the U.S., yields across the maturity spectrum fluctuated, but strong demand for U.S. Treasuries as a “safe haven” kept short- to intermediate-term yields rather range-bound near historical lows, while the Fed’s policy shift was interpreted as being more tolerant of higher inflation, causing a sell-off in longer-dated securities. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) Global central banks remained extremely accommodative throughout.
More specifically, the yield on the three-month U.S. Treasury fell approximately one basis point to end the semi-annual period at 0.10%, and the yield on the two-year U.S. Treasury declined approximately 10 basis points to end the semi-annual period at 0.13%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury fell approximately one basis point to end the annual period at 0.69%. Yields on the 30-year U.S. Treasury increased approximately 11 basis points to end the semi-annual period at 1.46%.
Most spread, or non-government bond, sectors posted positive returns that outperformed U.S. Treasuries and other sovereign bonds during the semi-annual period. Corporate bonds, led by lower-rated credits, performed especially well, as countries began to gradually emerge from lockdowns, vaccine developments progressed and asset purchases by the Fed began through its credit facilities. Emerging markets debt, in U.S. dollar terms, rallied, supported by the global wave of monetary and fiscal stimulus that boosted commodities and helped the lifting of lockdown restrictions and re-opening of economies in many countries. Treasury inflation protected securities (TIPS) were also strong, buoyed by Fed purchases. The securitized sector, including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, outperformed U.S. Treasuries during the semi-annual period but far more modestly so.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for nearly 70 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent

President’s Letter (unaudited) (continued)

performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the top 74% for one-year (624 funds), top 58% for three-year (579 funds), top 59% for five-year (513 funds) and top 44% for 10-year (384 funds) periods ended September 30, 2020. All in the Morningstar small growth category. Three-star rating for 3-year (579 funds) and 5-year (513 funds) periods ended September 30, 2020 and four-star rating for 10-year (384 funds) and overall (579 funds) periods ended September 30, 2020. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2020.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the top 13% for one-year (676 funds), top 1% for three-year (638 funds), top 2% for five-year (581 funds) and top 2% for 10-year (414 funds) periods ended September 30, 2020. Five-star rating for 3-year (638 funds), 5-year (581 funds), 10-year (414 funds) and overall (638 funds) periods ended September 30, 2020. All in the allocation 50% to 70% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended September 30, 2020.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

Value Line Small Cap Opportunities Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (UNAUDITED)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 27.70% during the six months ended September 30, 2020. This compares to the 31.60% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While posting robust double-digit absolute positive returns, the Fund underperformed the Russell 2000® Index on a relative basis during the six-month reporting period due primarily to stock selection. Sector allocation contributed positively, albeit modestly, to relative results.
Further, during the semi-annual period, there were outsized gains by the most speculative, volatile stocks, while the Fund’s historically steadier, more conservative holdings did not keep pace. This focus on more conservative stocks more than offset the benefit of emphasizing growth over value within the Fund during a six-month period when growth-oriented stocks outpaced value-oriented stocks by a wide margin.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in 10 of its 11 sectors during the semi-annual period, while the Fund was invested in eight sectors, with absolute gains in all eight.
Relative to the Russell 2000® Index, weak stock selection in the industrials sector detracted most from the Fund’s results. Stock selection in the health care, materials and consumer staples sectors also dampened the Fund’s results. Only partially offsetting these detractors was the positive contribution of effective stock selection in and having an underweighted allocation to the utilities sector, the only sector in the Russell 2000® Index to post a negative absolute return during the semi-annual period. Having an underweighted allocation to the financials sector and no exposure to the real estate and communication services sectors, each of which significantly underperformed the Russell 2000® Index during the semi-annual period, also proved beneficial.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were RLI, a specialty insurance company; ICU Medical, which develops, manufactures and sells disposable medical connection systems for use in intravenous therapy applications; and Healthcare Services Group, which provides housekeeping, laundry, linen, facility maintenance and food services to the health care industry, including nursing homes, retirement complexes, rehabilitation centers and hospitals. Each of these companies experienced a single-digit percentage decline during the semi-annual period, in each case because their operations were hurt in various ways by the effects of the COVID-19 pandemic.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were swimming pool supplies and equipment wholesaler Pool, cloud contact center software provider Five9 and solar power company SolarEdge Technologies. Pool and Five9 each saw a double-digit percentage gain during the semi-annual period, and SolarEdge Technologies enjoyed a triple-digit percentage gain during the same time period, with each benefiting from better than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

Value Line Small Cap Opportunities Fund, Inc. (continued)

Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in two small-cap companies and eliminated nine stocks from the Fund’s portfolio. In seeking companies with a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance, those stocks new to the Fund during the semi-annual period were Synaptics, which develops custom-designed user interface solutions for mobile computing and communications devices, and Aerojet Rocketdyne Holdings, which primarily develops and manufactures propulsion systems for defense and space applications. In our view, each has shown stronger than expected operating performance in recent quarters and a good long-term history of growth.
Conversely, a number of the sales were stocks that had grown in market capitalization well beyond the Fund’s small-cap mandate. These included the Fund’s sales of positions in advertising technology company The Trade Desk, solar power company SolarEdge Technologies, mentioned earlier, and payment processing and information management services provider to the U.S. commercial and government vehicle fleet industry WEX.
Were there any notable changes in the Fund’s sector weightings during the six-month period?
There were no notable changes in the Fund’s sector weightings during the six-month period ended September 30, 2020.
How was the Fund positioned relative to its benchmark index at the end of September 2020?
As of September 30, 2020, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials, consumer staples and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials and utilities sectors on the same date. The Fund had no exposure to the real estate, communication services or energy sectors on September 30, 2020.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Churchill Downs, Inc.	76,200	$12,483,084	3.2%
Exponent, Inc.	163,700	11,791,311	3.0%
RLI Corp.	131,900	11,043,987	2.8%
Five9, Inc.	83,900	10,880,152	2.8%
Chemed Corp.	19,000	9,126,650	2.3%
J&J Snack Foods Corp.	69,900	9,114,261	2.3%
Woodward, Inc.	102,000	8,176,320	2.1%
SPS Commerce, Inc.	104,500	8,137,415	2.1%
Lennox International, Inc.	26,500	7,224,165	1.8%
AAON, Inc.	119,100	7,175,775	1.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Industrials
28.4%
Information Technology
24.2%
Consumer Discretionary
16.9%
Healthcare
12.3%
Financials
9.5%
Materials
4.8%
Consumer Staples
3.9%

*
Excludes short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 16.5%
	APPAREL 0.8%
71,700	Crocs, Inc.*	$3,063,741
	AUTO PARTS & EQUIPMENT 0.3%
16,500	Visteon Corp.*	1,142,130
	COMMERCIAL SERVICES 0.9%
89,900	Monro, Inc.(1)	3,647,243
	DISTRIBUTION & WHOLESALE 1.4%
16,600	Pool Corp.	5,553,364
	ENGINEERING & CONSTRUCTION 1.1%
24,400	TopBuild Corp.*	4,164,836
	ENTERTAINMENT 3.8%
76,200	Churchill Downs, Inc.	12,483,084
29,400	Penn National Gaming, Inc.*(1)	2,137,380
		14,620,464
	HOME BUILDERS 2.0%
20,800	Cavco Industries, Inc.*	3,750,448
38,000	LCI Industries	4,039,020
		7,789,468
	HOUSEHOLD PRODUCTS 1.1%
23,000	Helen of Troy, Ltd.*	4,450,960
	INTERNET 2.2%
28,800	Stamps.com, Inc.*	6,939,360
58,000	Stitch Fix, Inc. Class A*(1)	1,573,540
		8,512,900
	LEISURE TIME 0.4%
26,700	Planet Fitness, Inc. Class A*	1,645,254
	LODGING 0.1%
17,900	Hilton Grand Vacations, Inc.*	375,542
	RETAIL 2.4%
21,900	Asbury Automotive Group, Inc.*	2,134,155
18,900	Dave & Buster’s Entertainment, Inc.(1)	286,524
9,500	Lithia Motors, Inc. Class A	2,165,430
11,200	Shake Shack, Inc. Class A*(1)	722,176
19,800	Texas Roadhouse, Inc.	1,203,642
21,800	Wingstop, Inc.	2,978,970
		9,490,897
		64,456,799
CONSUMER STAPLES 3.9%
	COMMERCIAL SERVICES 0.3%
6,400	Medifast, Inc.	1,052,480
	FOOD 3.6%
59,200	Calavo Growers, Inc.	3,923,184
69,900	J&J Snack Foods Corp.	9,114,261
Shares		Value
COMMON STOCKS 97.6% (continued)
	FOOD 3.6% (continued)
5,600	Lancaster Colony Corp.	$1,001,280
		14,038,725
		15,091,205
FINANCIALS 9.2%
	BANKS 2.0%
206,496	First Financial Bankshares, Inc.	5,763,303
38,900	Walker & Dunlop, Inc.	2,061,700
		7,825,003
	DIVERSIFIED FINANCIAL SERVICES 3.3%
34,700	Enova International, Inc.*	568,733
19,400	LendingTree, Inc.*(1)	5,953,666
125,100	Stifel Financial Corp.	6,325,056
		12,847,455
	INSURANCE 3.9%
24,300	eHealth, Inc.*(1)	1,919,700
18,200	Primerica, Inc.	2,059,148
131,900	RLI Corp.	11,043,987
9,100	Selective Insurance Group, Inc.	468,559
		15,491,394
		36,163,852
HEALTHCARE 12.0%
	HEALTHCARE PRODUCTS 3.5%
16,500	Cantel Medical Corp.(1)	725,010
22,700	CONMED Corp.	1,785,809
28,900	ICU Medical, Inc.*	5,281,764
20,300	iRhythm Technologies, Inc.*	4,833,633
23,500	Tactile Systems Technology, Inc.*(1)	859,865
		13,486,081
	HEALTHCARE SERVICES 6.1%
19,000	Chemed Corp.	9,126,650
71,300	Ensign Group, Inc. (The)	4,068,378
8,100	LHC Group, Inc.*	1,721,736
13,900	Medpace Holdings, Inc.*	1,553,325
18,300	Pennant Group, Inc. (The)*	705,648
77,800	US Physical Therapy, Inc.	6,759,264
		23,935,001
	PHARMACEUTICALS 1.1%
57,266	Neogen Corp.*	4,481,064
	RETAIL 0.2%
25,600	PetIQ, Inc.*(1)	842,752
	SOFTWARE 1.1%
56,200	Omnicell, Inc.*	4,195,892
		46,940,790
Shares		Value
COMMON STOCKS 97.6% (continued)
INDUSTRIALS 27.7%
	AEROSPACE & DEFENSE 3.1%
31,000	Aerojet Rocketdyne Holdings, Inc.*	$1,236,590
29,600	Kaman Corp.	1,153,512
50,300	Mercury Systems, Inc.*	3,896,238
18,300	Teledyne Technologies, Inc.*	5,676,843
		11,963,183
	BUILDING MATERIALS 5.0%
119,100	AAON, Inc.	7,175,775
8,400	American Woodmark Corp.*	659,736
26,500	Lennox International, Inc.	7,224,165
64,000	Trex Co., Inc.*(1)	4,582,400
		19,642,076
	COMMERCIAL SERVICES 2.0%
9,000	ABM Industries, Inc.	329,940
14,200	ASGN, Inc.*	902,552
36,200	FTI Consulting, Inc.*	3,836,114
21,200	Insperity, Inc.	1,388,388
26,000	TriNet Group, Inc.*	1,542,320
		7,999,314
	DISTRIBUTION/WHOLESALE 0.5%
16,500	SiteOne Landscape Supply, Inc.*(1)	2,012,175
	ELECTRICAL EQUIPMENT 1.5%
85,700	EnerSys	5,752,184
	ELECTRONICS 3.5%
53,147	Watts Water Technologies, Inc. Class A	5,322,672
102,000	Woodward, Inc.	8,176,320
		13,498,992
	ENGINEERING & CONSTRUCTION 3.3%
24,900	Dycom Industries, Inc.*	1,315,218
163,700	Exponent, Inc.	11,791,311
		13,106,529
	FOOD SERVICE 1.1%
198,800	Healthcare Services Group, Inc.	4,280,164
	HOUSEWARES 1.1%
53,600	Toro Co. (The)	4,499,720
	MACHINERY DIVERSIFIED 0.7%
23,300	Applied Industrial Technologies, Inc.	1,283,830
13,500	Kadant, Inc.	1,479,870
		2,763,700
	METAL FABRICATE/HARDWARE 1.9%
52,500	RBC Bearings, Inc.*	6,363,525
40,000	Rexnord Corp.	1,193,600
		7,557,125

See Notes to Financial Statements.

September 30, 2020

Shares		Value
COMMON STOCKS 97.6% (continued)
INDUSTRIALS 27.7% (continued)
	MISCELLANEOUS MANUFACTURERS 1.4%
19,400	Carlisle Companies, Inc.	$2,373,978
26,400	EnPro Industries, Inc.	1,489,224
17,400	John Bean Technologies Corp.	1,598,886
		5,462,088
	RETAIL 0.5%
38,600	Rush Enterprises, Inc. Class A	1,950,844
	TEXTILES 0.8%
15,700	Unifirst Corp.	2,973,109
	TRANSPORTATION 1.1%
33,800	Landstar System, Inc.	4,241,562
	TRUCKING & LEASING 0.2%
11,500	GATX Corp.(1)	733,125
		108,435,890
INFORMATION TECHNOLOGY 23.6%
	CHEMICALS 0.2%
9,300	Rogers Corp.*	911,958
	COMPUTERS 5.0%
5,300	CACI International, Inc. Class A *	1,129,748
86,200	ExlService Holdings, Inc.*	5,686,614
47,900	MAXIMUS, Inc.	3,276,839
30,500	Qualys, Inc.*	2,989,305
51,400	Rapid7, Inc.*(1)	3,147,736
41,700	Science Applications International Corp.	3,270,114
		19,500,356
	ELECTRICAL EQUIPMENT 0.4%
9,200	Littelfuse, Inc.	1,631,528
	ELECTRONICS 1.5%
36,600	Alarm.com Holdings, Inc.*	2,022,150
28,500	SYNNEX Corp.	3,991,710
		6,013,860
	INTERNET 3.2%
93,900	ePlus, Inc.*	6,873,480
35,700	Mimecast, Ltd.*	1,675,044
35,900	Proofpoint, Inc.*	3,789,245
		12,337,769
	MISCELLANEOUS MANUFACTURERS 0.3%
20,000	Fabrinet*	1,260,600
	SEMICONDUCTORS 1.8%
3,160	CMC Materials, Inc.	451,280
47,200	Inphi Corp.*	5,298,200
17,000	Synaptics, Inc.*	1,367,140
		7,116,620
Shares		Value
COMMON STOCKS 97.6% (continued)
	SOFTWARE 10.0%
79,300	ACI Worldwide, Inc.*	$2,072,109
10,300	Blackbaud, Inc.	575,049
54,700	Everbridge, Inc.*(1)	6,877,431
83,900	Five9, Inc.*	10,880,152
39,300	j2 Global, Inc.*	2,720,346
29,100	LivePerson, Inc.*(1)	1,512,909
55,000	Progress Software Corp.	2,017,400
104,500	SPS Commerce, Inc.*	8,137,415
76,400	Workiva, Inc.*	4,260,064
		39,052,875
	TELECOMMUNICATIONS 1.2%
66,200	Acacia Communications, Inc.*	4,461,880
		92,287,446
MATERIALS 4.7%
	BUILDING MATERIALS 0.1%
22,800	US Concrete, Inc.*	662,112
	CHEMICALS 1.9%
23,200	Balchem Corp.	2,265,016
26,700	Quaker Chemical Corp. (1)	4,798,257
6,800	Sensient Technologies Corp.	392,632
		7,455,905
	MISCELLANEOUS MANUFACTURERS 0.9%
30,200	AptarGroup, Inc.	3,418,640
	PACKAGING & CONTAINERS 1.8%
190,600	Silgan Holdings, Inc.	7,008,362
		18,545,019
TOTAL COMMON STOCKS (Cost $253,949,514)		381,921,001
SHORT-TERM INVESTMENTS 6.9%
	MONEY MARKET FUNDS 6.9%
9,851,035	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.027%(2)	9,851,035
17,002,247	State Street Navigator Securities Lending Government Money Market Portfolio(3)	17,002,247
		26,853,282
TOTAL SHORT-TERM INVESTMENTS (Cost $26,853,282)		26,853,282
TOTAL INVESTMENT SECURITIES 104.5% (Cost $280,802,796)		$408,774,283
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (4.5)%		(17,645,959)
NET ASSETS 100.0%		$391,128,324
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2020, the market value of the securities on loan was $32,142,272.

(2)
Rate shown reflects 7 day yield as of September 30, 2020.

(3)
Securities with an aggregate market value of  $32,142,272 were out on loan in exchange for collateral including $17,002,247 of cash collateral as of September 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$381,921,001	$—	$—	$381,921,001
Short-Term Investments	26,853,282	—	—	26,853,282
Total Investments in Securities	$408,774,283	$—	$—	$408,774,283

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (UNAUDITED)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 20.07% during the six months ended September 30, 2020. The Fund closely matched the 20.20% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund’s equity portfolio outperformed the S&P 500® Index, while the Fund’s fixed income portfolio underperformed the Bloomberg Barclays Index during the reporting period. Overall, asset allocation detracted modestly from Fund results during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
Supporting the equity portion of the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during a semi-annual period when growth substantially outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due both to effective stock selection and favorable sector allocation overall. The Fund was helped most by strong stock selection in the health care sector. The Fund also benefited from effective stock selection in the consumer staples sector. Having no exposure to energy and an underweighted allocation to utilities, the two weakest sectors in the S&P 500® Index during the semi-annual period, further boosted the equity portion of the Fund’s relative results. Only partially offsetting these positive contributors was the equity portion of the Fund’s weak stock selection in the information technology, consumer discretionary and materials sectors, which detracted. Having an underweighted allocation to consumer discretionary, the strongest performing sector in the S&P 500® Index during the semi-annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were Cintas, an industrial services provider; Danaher, which designs, manufactures and markets professional, medical, industrial and commercial products and services in the test and measurement, environmental, life sciences, dental and industrial technologies industries; and Thermo Fisher Scientific, a scientific instruments, consumables and chemicals manufacturer. Each of these companies saw a robust double-digit percentage increase during the semi-annual period, benefiting from their reports of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were those it did not hold — namely, technology hardware giant Apple and e-commerce retailing behemoth Amazon.com, each of which were among the strongest contributors to the S&P 500® Index during the semi-annual period. Also, a position in Teledyne Technologies, which provides electronic subsystems and instrumentation to the aerospace and defense industry, dampened the equity portion of the Fund’s relative results, as its shares rose only modestly during the semi-annual period due to weaker than expected operating performance.

Value Line Asset Allocation Fund, Inc. (continued)

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated positions in power management solutions manufacturer Monolithic Power Systems and drug discovery and development research tools and support services provider Charles River Laboratories International, each reporting strong recent operating results that, in our view, added to their solid long-term history of consistent gains in earnings and stock price.
Among those names eliminated from the equity portion of the Fund during the semi-annual period were Amphenol, which manufactures electrical, electronic and fiber optic industrial products, and Broadridge Financial Solutions, which provides technology-based outsourcing solutions to the financial services industries. We believed each had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2020, the equity portion of the Fund’s allocation relative to the S&P 500® Index in financials increased, though there were still no holdings in banks. The equity portion of the Fund’s allocation relative to the S&P 500® Index in real estate decreased during the semi-annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2020?
As of September 30, 2020, the equity portion of the Fund was overweighted relative to the S&P 500® Index in industrials, information technology and materials and was underweighted relative to the S&P 500® Index in the health care, consumer staples, consumer discretionary, utilities and real estate sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in financials and had no exposure to the energy and communication services sectors on September 30, 2020.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, which detracted from performance given that interest rates declined overall during the semi-annual period. The fixed income portion of the Fund’s duration stance was based in large part on our view that given the already extremely low level of interest rates and the massive Federal Reserve (Fed) stimulus, there would be a gradual return to upward pressure on interest rates. However, this scenario was not fully realized by the end of September. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning generated mixed results. Exposure to longer-duration U.S. Treasuries hurt, as yields rose at the long-term end of the yield curve. However, an increased allocation to U.S. Treasuries in the two-year to five-year segment of the yield curve, boosted relative results, as this was the best performing part of the yield curve during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
From a sector perspective, the fixed income portion of the Fund underperformed its benchmark, the Bloomberg Barclays Index, primarily due to its high overall credit quality, especially within the investment grade corporate bond sector. While the fixed income portion of the Fund was essentially neutral to the Bloomberg Barclays Index in corporate bonds, we generally favored more highly-rated issues. However, during the semi-annual period, the strongest performers tended to be BBB-rated investment grade corporate bonds and lower-rated high yield securities. These lower quality corporate bonds benefited from the Fed’s addition of corporate bonds to its bond-buying quantitative easing program. That said, the fixed income portion of the Fund did have some out-of-benchmark exposure to high yield corporate bonds that performed quite well, including those issued by Murphy Oil, Sabra Health and Nova Chemicals.
Exposure to U.S. Treasuries, other than long-term maturities, also contributed positively, as they benefited from the downward pressure on interest rates. Holdings in long-term U.S. Treasuries hurt performance due to steepening at the back, or long-term, end of the yield curve. An allocation to mortgage-backed securities also detracted, as this sector suffered from particularly high levels of mortgage prepayments amidst the low interest rate environment.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the six-month period?
Overall, we sought to mitigate risk within the fixed income portion of the Fund given significant concerns about the U.S. and global economies due to the COVID-19 pandemic. We reduced the fixed income portion of the Fund’s exposure to corporate bonds, both investment grade and high yield, as well as to commercial mortgage-backed securities and mortgage-backed securities. Proceeds were generally allocated to an increased allocation to U.S. Treasuries. While this allocation shift proved beneficial to the fixed income portion of the Fund’s performance early in the semi-annual period, the Fed’s added support of the corporate bond market drove a significant rally in this sector, and our “risk off”* posture then became a detractor. The exception, as mentioned, was an increased exposure to U.S. Treasuries in the two-year to five-year segment of the yield curve, which was the best performing part of the yield curve during the semi-annual period and thus added value.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2020?
As of September 30, 2020, the fixed income portion of the Fund was modestly overweight relative to the Bloomberg Barclays Index in U.S. Treasuries, commercial mortgage-backed securities and asset-backed securities. The fixed income portion of the Fund was modestly underweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and rather neutrally weighted to the remaining components of the Bloomberg Barclays Index. At the end of the semi-annual period, the fixed income portion of the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2020, the Fund had a weighting of approximately 56% in stocks, 36% in fixed income securities and 8% in cash equivalents. This compared to the allocation at the end of March 2020 of approximately 62% in stocks, 31% in fixed income securities and 7% in cash equivalents. After the U.S. equity market rebounded sharply from its first quarter 2020 lows, we positioned the Fund more defensively by increasing its allocation to fixed income in recognition of the heightened uncertainties faced by the market.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Further, unlike most of the Fund’s peer group, which invests mainly in the largest companies, approximately 80% of the Fund’s equity holdings are either mid-cap companies or at the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by the U.S. Federal Reserve and other central banks globally for their potential impact on the financial markets. Over the near term, we are watching especially closely to see the trajectory of the pandemic both in the U.S. and globally, the extent to which economies can recover and the outcome of the upcoming U.S. presidential election.
*”Risk off,” or its opposite “risk on,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount/ Shares	Value	Percentage of Net Assets
U.S. Treasury Notes, 0.25%, 4/15/23	29,500,000	$29,579,512	1.6%
Danaher Corp.	136,737	29,443,578	1.6%
U.S. Treasury Notes, 0.38%, 3/31/22	26,500,000	26,596,269	1.5%
Thermo Fisher Scientific, Inc.	60,000	26,491,200	1.5%
S&P Global, Inc.	70,400	25,386,240	1.4%
MasterCard, Inc.	73,000	24,686,410	1.4%
Intercontinental Exchange, Inc.	241,913	24,203,396	1.3%
Accenture PLC	106,751	24,124,659	1.3%
Ecolab, Inc.	117,000	23,381,280	1.3%
Roper Technologies, Inc.	59,100	23,351,001	1.3%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors – Percentage of Common Stocks*	Bonds & Notes Sectors – Percentage of All Bonds & Notes*

Information Technology
35.6%
Industrials
23.3%
Healthcare
12.9%
Financials
10.8%
Consumer Discretionary
6.9%
Materials
3.7%
Real Estate
2.9%
Consumer Staples
2.2%
Utilities
1.7%

Government
59.4%
Commercial Mortgage-Backed Securities
9.7%
Financial
7.5%
Consumer, Non-Cyclical
5.2%
Asset-Backed Securities
5.2%
Industrial
2.4%
Consumer, Cyclical
2.2%
Technology
2.2%
Utilities
2.2%
Communications
1.6%
Energy
1.6%
Basic Materials
0.8%

*
Excludes short-term investments.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2020

Shares		Value
COMMON STOCKS 55.9%
CONSUMER DISCRETIONARY 3.9%
	APPAREL 0.2%
32,000	NIKE, Inc. Class B	$4,017,280
	DISTRIBUTION & WHOLESALE 0.6%
29,800	Pool Corp.	9,969,292
	RETAIL 3.1%
8,100	AutoZone, Inc.*	9,538,884
51,100	Dollar General Corp.	10,711,582
13,400	Domino’s Pizza, Inc.	5,698,752
20,000	Lululemon Athletica, Inc.*	6,587,400
22,600	O’Reilly Automotive, Inc.*	10,420,408
234,394	TJX Companies, Inc. (The)	13,044,026
		56,001,052
		69,987,624
CONSUMER STAPLES 1.2%
	BEVERAGES 0.1%
22,000	PepsiCo, Inc.	3,049,200
	FOOD 0.2%
18,203	McCormick & Co., Inc.	3,533,202
	HOUSEHOLD PRODUCTS 0.4%
77,200	Church & Dwight Co., Inc.	7,234,412
	RETAIL 0.5%
24,000	Costco Wholesale Corp.	8,520,000
		22,336,814
FINANCIALS 6.0%
	COMMERCIAL SERVICES 1.4%
70,400	S&P Global, Inc.	25,386,240
	DIVERSIFIED FINANCIAL SERVICES 1.3%
241,913	Intercontinental Exchange, Inc.	24,203,396
	INSURANCE 3.3%
4,900	Alleghany Corp.	2,550,205
70,100	American Financial Group, Inc.	4,695,298
56,700	Aon PLC Class A	11,697,210
234,400	Arch Capital Group, Ltd.*	6,856,200
153,730	Berkley (W.R.) Corp.	9,400,589
28,900	Globe Life, Inc.	2,309,110
76,200	Progressive Corp. (The)	7,213,854
Shares		Value
COMMON STOCKS 55.9% (continued)
	INSURANCE 3.3% (continued)
63,500	RenaissanceRe Holdings, Ltd.	$10,778,490
43,100	RLI Corp.	3,608,763
		59,109,719
		108,699,355
HEALTHCARE 7.2%
	BIOTECHNOLOGY 0.4%
13,600	Bio-Rad Laboratories, Inc. Class A*	7,010,256
	ELECTRONICS 0.7%
13,100	Mettler-Toledo International, Inc.*	12,651,325
	HEALTHCARE PRODUCTS 4.4%
4,900	Cooper Cos., Inc. (The)	1,651,888
136,737	Danaher Corp.	29,443,578
36,800	IDEXX Laboratories, Inc.*	14,466,448
24,400	Teleflex, Inc.	8,306,248
60,000	Thermo Fisher Scientific, Inc.	26,491,200
		80,359,362
	HEALTHCARE SERVICES 1.7%
6,000	Charles River Laboratories International, Inc.*	1,358,700
33,700	Chemed Corp.	16,187,795
50,900	IQVIA Holdings, Inc.*	8,023,367
13,800	UnitedHealth Group, Inc.	4,302,426
		29,872,288
		129,893,231
INDUSTRIALS 13.0%
	AEROSPACE & DEFENSE 3.7%
110,502	HEICO Corp.	11,565,139
18,500	L3Harris Technologies, Inc.	3,142,040
46,300	Northrop Grumman Corp.	14,607,187
65,100	Teledyne Technologies, Inc.*	20,194,671
38,400	TransDigm Group, Inc.	18,244,608
		67,753,645
	BUILDING MATERIALS 0.1%
9,500	Lennox International, Inc.	2,589,795
	COMMERCIAL SERVICES 3.6%
67,700	Cintas Corp.	22,532,591
10,300	CoStar Group, Inc.*	8,739,653
64,000	Equifax, Inc.	10,041,600
57,503	IHS Markit, Ltd.	4,514,561
Shares		Value
COMMON STOCKS 55.9% (continued)
	COMMERCIAL SERVICES 3.6% (continued)
173,250	Rollins, Inc.(1)	$9,388,417
53,000	Verisk Analytics, Inc. Class A	9,821,430
		65,038,252
	DISTRIBUTION/WHOLESALE 0.3%
56,500	Copart, Inc.*	5,941,540
	ELECTRICAL EQUIPMENT 0.4%
67,075	AMETEK, Inc.	6,667,255
	ELECTRONICS 1.3%
59,100	Roper Technologies, Inc.	23,351,001
	ENVIRONMENTAL CONTROL 1.7%
169,210	Republic Services, Inc.	15,795,754
142,125	Waste Connections, Inc.	14,752,575
		30,548,329
	HOUSEWARES 0.4%
82,200	Toro Co. (The)	6,900,690
	MISCELLANEOUS MANUFACTURERS 0.2%
26,900	Carlisle Companies, Inc.	3,291,753
	TRANSPORTATION 1.3%
116,300	Union Pacific Corp.	22,895,981
		234,978,241
INFORMATION TECHNOLOGY 19.9%
	COMMERCIAL SERVICES 1.2%
95,900	Automatic Data Processing, Inc.	13,377,091
18,700	Gartner, Inc.*	2,336,565
35,887	Global Payments, Inc.	6,372,813
		22,086,469
	COMPUTERS 2.5%
106,751	Accenture PLC Class A	24,124,659
144,100	CGI, Inc.*	9,765,657
35,100	EPAM Systems, Inc.*	11,347,128
		45,237,444
	DIVERSIFIED FINANCIAL SERVICES 1.4%
73,000	MasterCard, Inc. Class A	24,686,410
	ELECTRONICS 0.2%
30,200	Keysight Technologies, Inc.*	2,983,156

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS 55.9% (continued)
INFORMATION TECHNOLOGY 19.9% (continued)
	INTERNET 0.8%
119,649	Anaplan, Inc.*	$7,487,634
25,000	GoDaddy, Inc. Class A*	1,899,250
29,500	VeriSign, Inc.*	6,043,075
		15,429,959
	SEMICONDUCTORS 0.7%
25,100	Broadcom, Inc.	9,144,432
11,565	Monolithic Power Systems, Inc.	3,233,690
		12,378,122
	SOFTWARE 12.8%
46,900	Adobe, Inc.*	23,001,167
60,700	ANSYS, Inc.*	19,862,861
147,600	Cadence Design Systems, Inc.*	15,738,588
16,500	Coupa Software, Inc.*(1)	4,524,960
41,600	Fair Isaac Corp.*	17,695,808
106,787	Fidelity National Information Services, Inc.	15,720,114
177,000	Fiserv, Inc.*	18,239,850
58,810	Intuit, Inc.	19,184,410
83,284	Jack Henry & Associates, Inc.	13,541,146
13,400	Paycom Software, Inc.*	4,171,420
45,800	RingCentral, Inc. Class A *(1)	12,577,138
81,000	Salesforce.com, Inc.*	20,356,920
32,100	ServiceNow, Inc.*	15,568,500
59,800	Synopsys, Inc.*	12,796,004
51,700	Tyler Technologies, Inc.*	18,020,552
		230,999,438
	TELECOMMUNICATIONS 0.3%
34,100	Motorola Solutions, Inc.	5,347,221
		359,148,219
MATERIALS 2.0%
	CHEMICALS 1.3%
117,000	Ecolab, Inc.	23,381,280
	MISCELLANEOUS MANUFACTURERS 0.2%
31,800	AptarGroup, Inc.	3,599,760
	PACKAGING & CONTAINERS 0.5%
118,400	Ball Corp.	9,841,408
		36,822,448
REAL ESTATE 1.7%
	REITS 1.7%
19,300	American Tower Corp. REIT	4,665,389
Shares		Value
COMMON STOCKS 55.9% (continued)
	REITS 1.7% (continued)
21,600	Equinix, Inc. REIT	$16,418,808
139,700	Equity Lifestyle Properties, Inc. REIT	8,563,610
		29,647,807
UTILITIES 1.0%
	ELECTRIC 1.0%
63,444	NextEra Energy, Inc.	17,609,517
TOTAL COMMON STOCKS (Cost $708,249,020)		1,009,123,256
Principal Amount		Value
ASSET-BACKED SECURITIES 1.8%
$352,783	Ally Auto Receivables Trust, Series 2018-3, Class A3, 3.00%, 1/17/23	$357,411
364,920	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	369,162
525,000	BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 5/15/23(2)	534,145
205,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	208,286
500,000	Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 2/15/24	507,516
600,000	CarMax Auto Owner Trust, Series 2017-1, Class A4, 2.27%, 9/15/22	603,180
154,493	Carmax Auto Owner Trust, Series 2019-2, Class A2A, 2.69%, 7/15/22	155,233
2,675,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	2,773,703
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	1,208,188
242,092	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.03%, 11/15/22	245,272
Principal Amount		Value
ASSET-BACKED SECURITIES 1.8% (continued)
43,191	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	$43,269
650,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	662,259
186,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A3, 2.67%, 3/21/22	187,649
850,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A4, 3.30%, 7/20/22	854,780
750,000	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A4, 2.13%, 3/16/23(2)	758,524
370,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.75%, 7/16/24	376,860
170,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(2)	172,031
31,553	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.68%, 8/16/21	31,587
1,050,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, 9/15/23	1,053,054
305,000	Honda Auto Receivables Owner Trust, Series 2018-2, Class A4, 3.16%, 8/19/24	313,928
709,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	740,901

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
ASSET-BACKED SECURITIES 1.8% (continued)
$1,038,000	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A4, 2.78%, 5/15/24	$1,061,667
700,000	Honda Auto Receivables Owner Trust, Series 2018-3, Class A4, 3.07%, 11/21/24	724,134
655,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.82%, 7/15/24	661,051
1,130,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	1,154,575
184,207	Hyundai Auto Receivables Trust, Series 2019-A, Class A2, 2.67%, 12/15/21	184,620
429,797	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	431,431
1,000,000	Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A4, 3.25%, 10/15/24	1,018,253
306,597	Mercedes-Benz Auto Lease Trust, Series 2018-B, Class A3, 3.21%, 9/15/21	308,251
401,136	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A2, 1.82%, 3/15/22	403,009
864,721	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	869,555
705,000	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	721,584
177,740	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.65%, 5/16/22	178,903
Principal Amount		Value
ASSET-BACKED SECURITIES 1.8% (continued)
$1,000,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(2)	$1,067,166
550,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(2)	564,523
1,790,000	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	1,822,299
1,500,000	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4, 2.12%, 2/15/23	1,522,477
2,350,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	2,403,445
1,897,000	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.91%, 7/17/23	1,938,935
1,700,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	1,740,713
221,234	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	224,043
8,710	World Omni Auto Receivables Trust, Series 2018-D, Class A2A, 3.01%, 4/15/22	8,720
109,167	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.87%, 7/17/23	111,006
1,190,000	World Omni Auto Receivables Trust, Series 2018-B, Class A4, 3.03%, 6/17/24	1,238,500
600,000	World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A3, 2.03%, 11/15/22	612,260
TOTAL ASSET-BACKED SECURITIES (Cost $32,978,321)		33,128,058
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5%
$570,000	BANK, Series 2017-BNK8, Class ASB, 3.31%, 11/15/50	$630,706
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	285,822
1,640,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	1,935,807
950,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	1,103,551
500,000	BANK, Series 2019-BN24, Class A3, 2.96%, 11/15/62	559,339
359,047	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	375,959
481,405	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A1, 3.13%, 6/10/51	490,818
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	103,712
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	163,248
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	1,054,458
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	106,039
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.46%, 8/25/23(3)	538,478

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(3)	$650,798
1,800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,955,472
315,128	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	337,169
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	270,680
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,731,996
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	548,223
1,825,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	2,002,335
850,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	936,852
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$955,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	$1,052,799
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	1,639,331
950,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	1,057,872
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	1,100,918
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,358,691
686,919	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	722,445
1,300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,435,826
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(3)	1,002,340
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$707,312	FHLMC Multifamily Structured Pass-Through Certificates, Series K066, Class A1, 2.80%, 12/25/26	$761,359
1,537,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	1,768,880
1,250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(3)	1,442,677
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,804,037
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	857,768
2,625,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,993,174
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	862,665
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	288,251

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$696,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	$812,165
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	173,542
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	878,118
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, 3.65%, 2/25/28(3)	1,176,376
896,802	FHLMC Multifamily Structured Pass-Through Certificates, Series K079, Class A1, 3.73%, 2/25/28	1,012,363
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	1,198,279
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	887,124
2,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K087, Class A2, 3.77%, 12/25/28	2,399,204
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$1,400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	$1,658,723
925,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	1,080,223
1,489,476	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A1, 2.18%, 5/25/29	1,598,955
1,976,070	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	2,123,322
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	619,938
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.63%, 11/25/45(2)(3)	261,946
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	254,789
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	251,678
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	153,910
97,237	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	98,800
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/15/49	559,822
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$569,671	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	$604,636
835,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	927,810
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	389,599
600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	682,665
750,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	842,888
1,550,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	1,735,604
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	406,935
204,044	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	207,190
41,067	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	41,052
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	330,695

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5% (continued)
$150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	$162,111
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	482,744
106,550	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	107,317
650,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	745,028
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(3)	411,368
388,771	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	395,458
95,422	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	96,818
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	308,654
380,407	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	415,296
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $59,718,092)		62,423,640
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1%
	BASIC MATERIALS 0.3%
$742,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	$778,843
600,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	645,282
675,000	DuPont de Nemours, Inc., Senior Unsecured Notes, 2.17%, 5/1/23	681,962
750,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(1)	734,358
625,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	696,061
500,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	541,674
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	141,188
400,000	Nutrien, Ltd., Senior Unsecured Notes, 1.90%, 5/13/23	412,912
500,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	594,671
		5,226,951
	COMMUNICATIONS 0.6%
750,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	823,743
500,000	Alphabet, Inc., Senior Unsecured Notes, 1.90%, 8/15/40(1)	481,033
550,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	758,256
250,000	Amazon.com, Inc., Senior Unsecured Notes, 2.50%, 6/3/50	255,005
300,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	338,471
267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28(1)	309,105
600,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24(1)	657,615
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	COMMUNICATIONS 0.6% (continued)
$650,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$751,545
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	344,338
475,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	572,384
500,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	583,914
750,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	885,730
400,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	447,000
500,000	Omnicom Group, Inc., Senior Unsecured Notes, 2.45%, 4/30/30(1)	514,305
350,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	429,771
675,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	856,126
525,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	608,901
850,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31(1)	917,720
		10,534,962
	CONSUMER, CYCLICAL 0.8%
500,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.95%, 5/10/23	517,583
1,000,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25	999,928

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	CONSUMER, CYCLICAL 0.8% (continued)
$825,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	$938,791
675,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29(1)	714,751
750,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(1)	769,478
850,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	845,163
725,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	765,601
400,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(1)	408,000
711,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	742,991
350,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	369,882
575,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	618,844
750,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	816,827
750,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	853,152
500,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47	543,626
550,000	Target Corp., Senior Unsecured Notes, 3.63%, 4/15/46(1)	694,028
350,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	385,000
500,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	542,366
850,000	Walgreen Co., Guaranteed Notes, 3.10%, 9/15/22(1)	889,884
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	CONSUMER, CYCLICAL 0.8% (continued)
$550,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38	$689,395
650,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(1)	790,417
350,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	427,432
		14,323,139
	CONSUMER, NON-CYCLICAL 1.8%
726,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	842,808
500,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	544,614
750,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	794,722
750,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	943,533
750,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	823,947
1,000,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	972,695
500,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	566,920
750,000	Biogen, Inc., Senior Unsecured Notes, 2.25%, 5/1/30(1)	768,059
850,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	968,641
350,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43	493,918
750,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	808,762
525,000	Cigna Corp., Guaranteed Notes, 3.40%, 3/1/27	588,719
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	CONSUMER, NON-CYCLICAL 1.8% (continued)
$350,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	$362,993
500,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	522,168
300,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	308,848
750,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27(1)	772,041
750,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	797,655
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	201,866
750,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30(1)	732,929
650,000	Danaher Corp., Senior Unsecured Notes, 3.35%, 9/15/25(1)	725,634
500,000	Eli Lilly and Co., Senior Unsecured Notes, 2.25%, 5/15/50	471,121
600,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	628,290
650,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.60%, 10/1/40	646,334
300,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	350,250
750,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	802,508
375,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	410,625
750,000	Hershey Co. (The), Senior Unsecured Notes, 2.65%, 6/1/50	770,289
450,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	514,008
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	276,603

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	CONSUMER, NON-CYCLICAL 1.8% (continued)
$1,000,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30	$1,008,240
750,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	841,456
750,000	Kimberly-Clark Corp., Senior Unsecured Notes, 2.88%, 2/7/50	834,540
700,000	Kroger Co. (The), Senior Unsecured Notes, 3.85%, 8/1/23	758,655
775,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	852,532
200,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	217,337
300,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	372,243
625,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31	609,252
750,000	Mylan N.V., Guaranteed Notes, 3.95%, 6/15/26	843,773
500,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50	536,987
750,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	818,387
525,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	564,385
750,000	Pfizer, Inc., Senior Unsecured Notes, 2.55%, 5/28/40	779,691
750,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	807,808
500,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23	540,683
250,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25(1)	295,651
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	CONSUMER, NON-CYCLICAL 1.8% (continued)
$500,000	Sysco Corp., Guaranteed Notes, 2.40%, 2/15/30(1)	$501,718
650,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	673,609
750,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	854,346
500,000	Unilever Capital Corp., Guaranteed Notes, 1.38%, 9/14/30	504,105
350,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27(1)	371,438
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	170,186
400,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	524,832
750,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	877,332
		33,570,686
	ENERGY 0.6%
650,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	713,664
675,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25(1)	688,770
725,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(1)	866,252
350,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	333,550
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	339,969
525,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(1)	618,600
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	ENERGY 0.6% (continued)
$500,000	Equinor ASA, Guaranteed Notes, 3.25%, 11/18/49	$530,203
550,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	625,880
275,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	287,983
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	282,216
500,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(1)	579,672
350,000	ONEOK, Inc., Guaranteed Notes, 3.40%, 9/1/29(1)	342,930
500,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28	564,538
850,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25(1)	857,688
750,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	791,610
500,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	556,822
500,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29(1)	574,745
400,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48(1)	497,427
350,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37(1)	440,261
		10,492,780
	FINANCIAL 2.6%
500,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	554,398
375,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(1)	440,075

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$500,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	$516,768
380,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22(1)	393,794
825,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	919,981
500,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	535,973
800,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	864,217
750,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	865,106
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	274,839
500,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	554,034
250,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 2.45%, 1/15/31	267,420
250,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	250,332
634,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24(1)	702,620
700,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	758,347
750,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 1.60%, 4/24/25	779,574
700,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26(1)	766,683
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$675,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	$751,653
750,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30(1)	783,991
775,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(1)	845,325
750,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	791,019
700,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26(1)	793,242
300,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(3)	324,577
453,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	604,060
500,000	Citizens Financial Group, Inc., Senior Unsecured Notes, 2.50%, 2/6/30(1)	530,133
750,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	831,038
300,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23	324,937
250,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	285,676
750,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	842,985
750,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	818,820
500,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	573,641
500,000	Discover Bank, Senior Unsecured Notes, 2.70%, 2/6/30	524,198
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	275,100
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$500,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	$583,198
500,000	Equinix, Inc., Senior Unsecured Notes, 3.20%, 11/18/29(1)	551,041
500,000	Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	569,413
375,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	434,193
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	268,688
700,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	763,628
700,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	787,857
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	254,262
750,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29(1)	813,245
350,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	367,536
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	266,276
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.55%, 2/4/30	261,857
500,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	547,858
500,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	580,958
300,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(3)	364,556

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$800,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29(1)	$851,146
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,208
675,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30	673,277
725,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	787,728
500,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(1)	562,992
250,000	Mitsubishi UFJ Financial Group, Inc., Senior Unsecured Notes, 3.76%, 7/26/23(1)	270,636
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	540,501
500,000	National Australia Bank, Ltd., Senior Unsecured Notes, 1.88%, 12/13/22	516,384
500,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29(1)	570,215
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	270,990
500,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	557,276
500,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	526,242
500,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	585,921
250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28	295,076
500,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	531,441
400,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(1)(3)	452,220
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24(1)	$276,788
500,000	Regions Financial Corp., Senior Unsecured Notes, 2.25%, 5/18/25(1)	528,083
250,000	Royal Bank of Canada GMTN, Senior Unsecured Notes, 1.95%, 1/17/23	258,604
438,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26	517,013
425,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	414,009
350,000	Santander Holdings USA, Inc., Series FXD, Senior Unsecured Notes, 3.50%, 6/7/24	375,414
750,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30(1)	821,410
500,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	560,796
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23(1)	270,895
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.04%, 7/16/29(1)	272,478
300,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	306,042
500,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22(1)	514,574
350,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21	357,226
500,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 1.15%, 6/12/25(1)	508,118
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	FINANCIAL 2.6% (continued)
$750,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15%), 2.64%, 9/17/29(3)	$778,069
500,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	553,875
350,000	Ventas Realty L.P., Guaranteed Notes, 3.50%, 4/15/24	374,106
350,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29(1)	397,595
850,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30(1)	910,707
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	257,856
500,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	529,904
500,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	566,239
500,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	542,054
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	126,130
650,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	762,151
500,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	538,789
500,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	498,334
		47,821,634
	INDUSTRIAL 0.8%
750,000	3M Co., Senior Unsecured Notes, 2.38%, 8/26/29(1)	811,167
750,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	770,914

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	INDUSTRIAL 0.8% (continued)
$599,000	Ball Corp., Guaranteed Notes, 4.00%, 11/15/23	$635,839
500,000	Carlisle Cos., Inc., Senior Unsecured Notes, 2.75%, 3/1/30	531,481
500,000	Caterpillar Financial Services Corp. MTN, Senior Unsecured Notes, 1.10%, 9/14/27	500,492
450,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	497,688
450,000	Dover Corp., Senior Unsecured Notes, 2.95%, 11/4/29(1)	492,115
700,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	787,392
750,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30(1)	789,227
300,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	351,728
250,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	315,738
500,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	532,239
625,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Unsecured Notes, 1.75%, 9/15/30(1)	628,952
675,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	737,880
400,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	476,806
625,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	625,235
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	INDUSTRIAL 0.8% (continued)
$450,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	$563,701
278,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	299,787
275,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	311,517
350,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	383,576
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.00%, 12/15/29(1)	273,816
500,000	Republic Services, Inc., Senior Unsecured Notes, 3.55%, 6/1/22	521,626
675,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	688,090
450,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	493,114
500,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	551,024
700,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	765,352
500,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28(1)	592,063
450,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	512,894
		15,441,453
	TECHNOLOGY 0.8%
750,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	806,855
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22(1)	259,626
500,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	614,244
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	TECHNOLOGY 0.8% (continued)
$850,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	$875,821
500,000	Broadridge Financial Solutions, Inc., Senior Unsecured Notes, 2.90%, 12/1/29	541,664
500,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26(1)	592,912
725,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	826,439
750,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	810,822
1,000,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	1,033,830
700,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	711,160
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(1)(2)	156,000
350,000	KLA Corp., Senior Unsecured Notes, 4.65%, 11/1/24	399,669
350,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	420,047
700,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	838,747
750,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	778,841
825,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26(1)	901,189
750,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	776,848
850,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30(1)	954,980
750,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	838,546

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	TECHNOLOGY 0.8% (continued)
$750,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30(1)	$787,342
		13,925,582
	UTILITIES 0.8%
775,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	905,495
500,000	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.20%, 9/15/49(1)	538,452
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	417,279
275,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	301,312
500,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	628,148
300,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	353,272
250,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	321,194
350,000	DTE Electric Co., 3.95%, 3/1/49	441,625
500,000	DTE Energy Co., Senior Unsecured Notes, 2.95%, 3/1/30	534,501
500,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	540,732
450,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	513,727
850,000	Entergy Corp., Senior Unsecured Notes, 0.90%, 9/15/25	846,590
250,000	Florida Power & Light Co., 4.95%, 6/1/35	346,151
750,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29(1)	803,621
350,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	432,792
Principal Amount		Value
CORPORATE BONDS & NOTES 9.1% (continued)
	UTILITIES 0.8% (continued)
$500,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	$558,269
458,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	506,187
300,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	352,232
500,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	535,103
575,000	Northern States Power Co., 2.90%, 3/1/50	615,735
500,000	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.30%, 3/15/30	562,345
750,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	761,917
500,000	Public Service Co. of Colorado, Series 34, 3.20%, 3/1/50	568,833
500,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	534,976
250,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30	245,813
325,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	366,518
300,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	307,086
		13,839,905
TOTAL CORPORATE BONDS & NOTES (Cost $156,146,013)		165,177,092
FOREIGN GOVERNMENT OBLIGATIONS 0.1%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	318,057
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	314,522
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS 0.1% (continued)
$461,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	$512,862
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	273,378
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,325,507)		1,418,819
LONG-TERM MUNICIPAL SECURITIES 0.9%
	ALABAMA 0.0%
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	100,000
	CALIFORNIA 0.2%
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	135,276
675,000	California State, General Obligation Unlimited, Ser. A, 3.05%, 4/1/29	756,850
500,000	City & County of San Francisco CA, General Obligation Limited, 2.60%, 6/15/37	519,145
250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	292,043
500,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	528,395
325,000	Palm Desert Redevelopment Agency Successor Agency, Refunding Revenue Bonds, Ser. A, BAM Insured, 4.00%, 10/1/31	353,902
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	350,579

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.9% (continued)
	CALIFORNIA 0.2% (continued)
$300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	$341,064
450,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	495,999
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	148,064
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	119,030
		4,040,347
	COLORADO 0.0%
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	328,677
	DISTRICT OF COLUMBIA 0.0%
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	506,219
	FLORIDA 0.0%
500,000	City of Tampa FL Water & Wastewater System, Refunding Revenue Bonds, Series B, 1.42%, 10/1/30	503,450
	HAWAII 0.0%
440,000	City & County Honolulu HI Wastewater System, First Bond Resolution, Refunding Revenue Bonds, Ser. C, 2.65%, 7/1/30	479,728
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.9% (continued)
	KANSAS 0.0%
$375,000	Leavenworth County Unified School District No. 469, General Obligation Limited, BAM Insured, 2.87%, 9/1/38	$408,746
	KENTUCKY 0.1%
750,000	Kentucky State Property & Building Commission, Revenue Bonds, Series D, 2.57%, 11/1/28	798,450
	LOUISIANA 0.0%
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	224,148
	MARYLAND 0.0%
500,000	County of Baltimore MD, General Obligation Unlimited, 2.83%, 7/1/31	568,755
	MASSACHUSETTS 0.0%
500,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	537,745
	MICHIGAN 0.0%
300,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	329,157
	NEW HAMPSHIRE 0.0%
295,000	New Hampshire Health and Education Facilities Authority, Refunding Revenue Bonds, 3.58%, 7/1/34	315,458
	NEW JERSEY 0.1%
545,000	New Jersey Infrastructure Bank, Refunding Revenue Bonds, Series C Subseries R2, 3.00%, 9/1/30	613,163
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.9% (continued)
	NEW YORK 0.1%
$200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	$239,616
375,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	419,025
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	109,897
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	209,084
300,000	New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A2, 3.34%, 8/1/25	330,321
		1,307,943
	NORTH DAKOTA 0.0%
325,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	341,744
	OKLAHOMA 0.0%
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	264,523
	OREGON 0.1%
190,000	City of Portland OR, Affordable Housing Project, General Obligation Limited, Series B, 3.60%, 6/15/39	202,950
700,000	City of Portland OR, General Obligation Limited, Series B, 2.06%, 6/15/35	715,988
		918,938

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.9% (continued)
	PENNSYLVANIA 0.1%
$350,000	City of Erie PA, General Obligation Limited, Ser. A, AGM Insured, 4.02%, 11/15/35	$384,573
355,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	375,178
		759,751
	SOUTH CAROLINA 0.0%
300,000	North Augusta Public Facilities Corp., North Augusta Project, Revenue Bonds, Series B, 3.44%, 11/1/25	320,448
	TEXAS 0.1%
350,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	376,967
600,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, 1.68%, 2/15/32	611,616
		988,583
	VIRGINIA 0.1%
210,000	Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, 3.75%, 7/1/31	236,975
500,000	Virginia State Resources Authority, Revenue Bonds, 1.66%, 11/1/30	507,105
		744,080
	WISCONSIN 0.0%
500,000	Wisconsin Department of Transportation, Refunding Revenue Bonds, Series 1, 1.86%, 7/1/34	502,540
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $15,303,011)		15,902,593
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1%
500,000	FHLB, 3.38%, 3/10/28	595,604
250,000	FHLB, 3.00%, 10/12/21	257,369
250,000	FHLB, 3.25%, 3/8/24	275,248
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$78,924	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	$82,546
134,219	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	148,259
106,100	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	116,460
126,634	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	142,104
10,865	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	11,719
522,281	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	559,923
92,544	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	98,012
92,358	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	101,502
122,251	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	132,272
245,930	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	261,855
129,968	FHLMC Pool #AG08748, 3.50%, 2/1/47	138,000
418,494	FHLMC Pool #BM5689, 2.50%, 3/1/24	436,991
9,737,254	FHLMC Pool #QA9129, 2.50%, 4/1/50	10,221,936
994,926	FHLMC Pool #QA9747, 2.50%, 5/1/50	1,044,450
500,000	FHLMC Pool #QB3856, 2.00%, 9/1/50	517,053
595,972	FHLMC Pool #RA2061, 3.00%, 1/1/50	624,747
2,437,995	FHLMC Pool #RB5022, 3.00%, 11/1/39	2,553,785
1,867,401	FHLMC Pool #RD5024, 2.00%, 5/1/30	1,952,574
3,780,168	FHLMC Pool #SB8010, 2.50%, 10/1/34	3,949,252
383,234	FHLMC Pool #SB8026, 2.50%, 1/1/35	400,355
2,854,753	FHLMC Pool #SB8044, 2.00%, 5/1/35	2,969,531
619,773	FHLMC Pool #SD8007, 4.50%, 8/1/49	670,159
348,921	FHLMC Pool #SD8029, 2.50%, 12/1/49	366,289
991,641	FHLMC Pool #SD8097, 2.00%, 8/1/50	1,025,461
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$185,000	FHLMC Pool #SD8098, 2.00%, 10/1/50	$191,309
184,459	FHLMC Pool #ZK4078, 2.50%, 4/1/22	192,611
13,174	FHLMC Pool #ZN1699, 4.50%, 12/1/48	14,251
58,305	FHLMC Pool #ZN5055, 3.00%, 4/1/49	61,178
339,175	FHLMC Pool #ZN5108, 3.00%, 4/1/49	355,620
136,814	FHLMC Pool #ZS6516, 2.50%, 6/1/22	142,861
623,544	FHLMC Pool #ZS6632, 2.50%, 11/1/22	651,103
431,359	FHLMC Pool #ZT1863, 3.50%, 4/1/49	454,877
257,647	FHLMC Pool #ZT1867, 3.00%, 4/1/49	269,781
1,151,786	FHLMC Pool #ZT1952, 4.00%, 5/1/49	1,227,555
279,718	FHLMC Pool #ZT1955, 3.00%, 5/1/49	292,892
572,155	FHLMC Pool #ZT2087, 4.00%, 6/1/49	610,022
13,851	FHLMC Pool #ZT2090, 3.00%, 6/1/49	14,503
250,000	FNMA, 2.38%, 1/19/23(1)	262,263
250,000	FNMA, 2.63%, 9/6/24	273,142
500,000	FNMA, 1.88%, 9/24/26	541,920
8,926	FNMA Pool #254954, 4.50%, 10/1/23	9,633
356	FNMA Pool #255132, 4.50%, 2/1/24	384
102,935	FNMA Pool #995245, 5.00%, 1/1/39	118,008
128,016	FNMA Pool #AB1259, 5.00%, 7/1/40	147,351
131,499	FNMA Pool #AB1796, 3.50%, 11/1/40	141,866
8,204	FNMA Pool #AB4069, 2.50%, 12/1/21	8,566
103,994	FNMA Pool #AB6286, 2.50%, 9/1/27	108,846
604,407	FNMA Pool #AB6344, 2.50%, 10/1/22	631,121
109,495	FNMA Pool #AB8144, 5.00%, 4/1/37	125,524
97,628	FNMA Pool #AL7662, 4.50%, 10/1/43	109,840
182,384	FNMA Pool #AQ3960, 3.00%, 8/1/28	192,719
144,833	FNMA Pool #AR0930, 2.50%, 1/1/28	151,602
2,838,095	FNMA Pool #AS0516, 3.00%, 9/1/43	3,028,109

See Notes to Financial Statements.

September 30, 2020

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$126,087	FNMA Pool #AS1529, 3.00%, 1/1/29	$132,446
257,034	FNMA Pool #AS4928, 3.50%, 5/1/45	273,977
85,378	FNMA Pool #AS5485, 4.50%, 7/1/45	93,736
88,808	FNMA Pool #AS5696, 3.50%, 8/1/45	94,658
167,525	FNMA Pool #AS6385, 4.00%, 12/1/45	181,584
161,570	FNMA Pool #AS7188, 4.00%, 5/1/46	176,224
146,859	FNMA Pool #AS8276, 3.00%, 11/1/46	154,366
161,455	FNMA Pool #AS8483, 3.00%, 12/1/46	170,440
441,520	FNMA Pool #AS8796, 3.00%, 2/1/47	462,688
236,864	FNMA Pool #AS9459, 4.50%, 4/1/47	257,942
253,751	FNMA Pool #AU7025, 3.00%, 11/1/43	270,135
86,758	FNMA Pool #AU8070, 3.50%, 9/1/43	93,551
287,870	FNMA Pool #AV0703, 4.00%, 12/1/43	315,931
1,598,533	FNMA Pool #AX9528, 3.50%, 2/1/45	1,706,529
141,727	FNMA Pool #AY2618, 4.00%, 3/1/45	155,768
119,836	FNMA Pool #AY9329, 4.00%, 6/1/45	129,671
104,999	FNMA Pool #AZ4775, 3.50%, 10/1/45	111,998
77,764	FNMA Pool #AZ6194, 3.50%, 10/1/45	82,866
139,884	FNMA Pool #AZ9703, 3.00%, 10/1/45	147,780
192,409	FNMA Pool #BA4732, 3.50%, 12/1/45	205,884
298,703	FNMA Pool #BC9482, 3.00%, 7/1/46	314,612
132,733	FNMA Pool #BD8211, 4.00%, 4/1/47	142,472
266,362	FNMA Pool #BE3776, 4.50%, 7/1/47	288,888
387,129	FNMA Pool #BJ5719, 4.00%, 5/1/48	412,967
11,572	FNMA Pool #BK4970, 3.50%, 5/1/48	12,240
33,313	FNMA Pool #BK4987, 3.50%, 6/1/48	35,159
23,675	FNMA Pool #BK7396, 3.50%, 7/1/48	25,016
35,784	FNMA Pool #BK9639, 3.50%, 11/1/48	37,747
244,281	FNMA Pool #BM2001, 3.50%, 12/1/46	260,051
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$556,432	FNMA Pool #BM2006, 4.00%, 1/1/48	$596,112
430,673	FNMA Pool #BM2007, 4.00%, 9/1/48	458,897
3,078,488	FNMA Pool #BM3634, 3.50%, 5/1/47	3,329,003
761,269	FNMA Pool #BM3641, 4.00%, 4/1/48	833,409
647,680	FNMA Pool #BM5793, 3.00%, 4/1/49	678,182
59,225	FNMA Pool #BN1076, 3.50%, 12/1/48	62,431
33,672	FNMA Pool #BN3431, 3.50%, 1/1/49	35,495
15,787	FNMA Pool #BN4309, 4.50%, 1/1/49	17,072
439,645	FNMA Pool #BN6240, 3.00%, 4/1/49	460,350
76,274	FNMA Pool #BN6305, 3.00%, 5/1/49	79,868
306,944	FNMA Pool #BO0622, 3.00%, 6/1/49	321,399
1,950,951	FNMA Pool #BP5709, 2.50%, 5/1/50	2,048,062
254,690	FNMA Pool #CA1564, 4.50%, 4/1/48	275,823
695,409	FNMA Pool #CA4574, 4.00%, 8/1/49	742,445
1,465,814	FNMA Pool #CA5540, 3.00%, 4/1/50	1,559,451
13,083	FNMA Pool #FM1238, 4.00%, 3/1/49	13,943
800,665	FNMA Pool #FM1581, 2.50%, 2/1/26	836,052
2,655,884	FNMA Pool #FM3254, 3.50%, 5/1/49	2,864,332
1,490,858	FNMA Pool #M4140, 2.50%, 9/1/50	1,585,611
83,101	FNMA Pool #MA0073, 4.50%, 5/1/29	90,511
383,733	FNMA Pool #MA0984, 2.50%, 2/1/22	400,693
402,434	FNMA Pool #MA1012, 2.50%, 3/1/22	420,221
99,553	FNMA Pool #MA1212, 2.50%, 10/1/22	103,953
130,858	FNMA Pool #MA2641, 3.00%, 6/1/46	137,633
234,211	FNMA Pool #MA3026, 3.50%, 6/1/47	247,986
196,413	FNMA Pool #MA3114, 2.50%, 8/1/32	205,199
305,325	FNMA Pool #MA3331, 3.00%, 4/1/48	319,794
314,540	FNMA Pool #MA3415, 4.00%, 7/1/48	335,523
450,175	FNMA Pool #MA3495, 4.00%, 10/1/48	479,482
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$234,759	FNMA Pool #MA3520, 3.50%, 11/1/48	$247,572
417,680	FNMA Pool #MA3536, 4.00%, 12/1/48	445,085
355,196	FNMA Pool #MA3563, 4.00%, 1/1/49	378,492
535,735	FNMA Pool #MA3564, 4.50%, 1/1/49	578,826
383,690	FNMA Pool #MA3593, 4.50%, 2/1/49	414,646
506,642	FNMA Pool #MA3638, 4.00%, 4/1/49	540,203
1,293,189	FNMA Pool #MA3674, 2.50%, 5/1/34	1,350,345
530,202	FNMA Pool #MA3691, 3.00%, 7/1/49	555,171
1,693,619	FNMA Pool #MA3692, 3.50%, 7/1/49	1,783,720
576,031	FNMA Pool #MA3709, 2.50%, 6/1/34	601,490
390,659	FNMA Pool #MA3729, 2.50%, 7/1/34	407,925
1,593,266	FNMA Pool #MA3744, 3.00%, 8/1/49	1,668,300
657,114	FNMA Pool #MA3747, 4.50%, 8/1/49	709,970
1,442,232	FNMA Pool #MA3832, 3.50%, 11/1/39	1,519,756
453,561	FNMA Pool #MA3905, 3.00%, 1/1/50	474,921
10,918,078	FNMA Pool #MA4012, 2.00%, 5/1/35	11,354,774
1,760,284	FNMA Pool #MA4016, 2.50%, 5/1/40	1,847,904
6,787,948	FNMA Pool #MA4042, 2.00%, 6/1/35	7,060,613
1,955,989	FNMA Pool #MA4055, 2.50%, 6/1/50	2,053,351
2,561,690	FNMA Pool #MA4077, 2.00%, 7/1/50	2,649,057
7,094,070	FNMA Pool #MA4078, 2.50%, 7/1/50	7,447,185
3,723,986	FNMA Pool #MA4100, 2.00%, 8/1/50	3,850,992
2,095,796	FNMA Pool #MA4119, 2.00%, 9/1/50	2,167,273
1,000,000	FNMA Pool #MA4158, 2.00%, 10/1/50	1,034,105
62,038	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	63,952
73,375	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	75,380
872,909	GNAM II Pool #MA5816, 3.50%, 3/20/49	922,305

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.1% (continued)
$112,699	GNMA I Pool #650494, 5.50%, 1/15/36	$130,638
104,886	GNMA II Pool #MA1090, 3.50%, 6/20/43	113,677
57,414	GNMA II Pool #MA1448, 3.50%, 11/20/43	62,222
75,297	GNMA II Pool #MA1520, 3.00%, 12/20/43	79,246
93,495	GNMA II Pool #MA2149, 4.00%, 8/20/44	101,260
157,776	GNMA II Pool #MA2445, 3.50%, 12/20/44	169,058
109,359	GNMA II Pool #MA3803, 3.50%, 7/20/46	116,740
1,147,736	GNMA II Pool #MA4836, 3.00%, 11/20/47	1,212,517
298,796	GNMA II Pool #MA5191, 3.50%, 5/20/48	316,956
363,553	GNMA II Pool #MA5527, 3.50%, 10/20/48	384,299
542,215	GNMA II Pool #MA5594, 3.50%, 11/20/48	571,278
161,878	GNMA II Pool #MA5650, 3.50%, 12/20/48	170,332
1,564,076	GNMA II Pool #MA5762, 3.50%, 2/20/49	1,658,700
1,473,830	GNMA II Pool #MA5815, 3.00%, 3/20/49	1,543,516
528,112	GNMA II Pool #MA5875, 3.50%, 4/20/49	555,858
1,218,192	GNMA II Pool #MA6283, 3.00%, 11/20/49	1,275,289
1,866,478	GNMA II Pool #MA6409, 3.00%, 1/20/50	1,953,959
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $126,329,456)		128,888,029
U.S. TREASURY OBLIGATIONS 13.1%
	U.S. TREASURY NOTES & BONDS 13.1%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	4,673,645
3,220,000	U.S. Treasury Bonds, 4.38%, 2/15/38	4,959,806
6,500,000	U.S. Treasury Bonds, 1.13%, 5/15/40	6,409,609
6,612,000	U.S. Treasury Bonds, 2.88%, 5/15/43	8,649,064
6,319,000	U.S. Treasury Bonds, 3.00%, 2/15/48	8,607,663
2,500,000	U.S. Treasury Notes, 1.13%, 6/30/21	2,518,750
10,600,000	U.S. Treasury Notes, 1.75%, 2/28/22	10,842,641
26,500,000	U.S. Treasury Notes, 0.38%, 3/31/22	26,596,269
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 13.1% (continued)
	U.S. TREASURY NOTES & BONDS 13.1% (continued)
29,500,000	U.S. Treasury Notes, 0.25%, 4/15/23	$29,579,512
17,000,000	U.S. Treasury Notes, 1.38%, 6/30/23	17,575,078
10,605,000	U.S. Treasury Notes, 2.38%, 8/15/24	11,493,583
10,965,000	U.S. Treasury Notes, 2.25%, 11/15/24	11,875,609
17,000,000	U.S. Treasury Notes, 0.50%, 3/31/25	17,197,227
8,500,000	U.S. Treasury Notes, 2.63%, 12/31/25	9,528,301
11,500,000	U.S. Treasury Notes, 1.63%, 5/15/26	12,323,418
5,500,000	U.S. Treasury Notes, 1.75%, 12/31/26	5,962,344
20,500,000	U.S. Treasury Notes, 0.63%, 3/31/27	20,769,062
6,550,000	U.S. Treasury Notes, 2.75%, 2/15/28	7,622,307
17,000,000	U.S. Treasury Notes, 1.63%, 8/15/29(1)	18,514,062
TOTAL U.S. TREASURY OBLIGATIONS (Cost $228,055,947)		235,697,950
Shares		Value
SHORT-TERM INVESTMENTS 9.8%
	MONEY MARKET FUNDS 9.8%
$146,104,326	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.027%(4)	146,104,326
31,251,138	State Street Navigator Securities Lending Government Money Market Portfolio(5)	31,251,138
		177,355,464
TOTAL SHORT-TERM INVESTMENTS (Cost $177,355,464)		177,355,464
TOTAL INVESTMENT SECURITIES 101.3% (Cost $1,505,460,831)		$1,829,114,901
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.3)%		(22,843,432)
NET ASSETS 100.0%		$1,806,271,469
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2020, the market value of the securities on loan was $46,621,376.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of September 30, 2020. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(4)
Rate reflects 7 day yield as of September 30, 2020.

(5)
Securities with an aggregate market value of  $46,621,376 were out on loan in exchange for collateral including $31,251,138 of cash collateral as of September 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

BAM
Build America Mutual.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

September 30, 2020

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,009,123,256	$—	$—	$1,009,123,256
Asset-Backed Securities	—	33,128,058	—	33,128,058
Commercial Mortgage-Backed Securities	—	62,423,640	—	62,423,640
Corporate Bonds & Notes*	—	165,177,092	—	165,177,092
Foreign Government Obligations	—	1,418,819	—	1,418,819
Long-Term Municipal Securities*	—	15,902,593	—	15,902,593
U.S. Government Agency Obligations	—	128,888,029	—	128,888,029
U.S. Treasury Obligations	—	235,697,950	—	235,697,950
Short-Term Investments	177,355,464	—	—	177,355,464
Total Investments in Securities	$1,186,478,720	$642,636,181	$—	$1,829,114,901

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2020 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$408,774,283	$1,829,114,901
Dividends and interest receivable	124,068	2,868,226
Receivable for capital shares sold	72,669	10,084,374
Receivable for securities sold	—	1,451,894
Prepaid expenses	66,396	194,688
Receivable for securities lending income	3,561	3,935
Total Assets	409,040,977	1,843,718,018
Liabilities:
Payable upon return of securities on loan (See Note 1J)	17,002,247	31,251,138
Payable for securities purchased	—	4,221,924
Payable for capital shares redeemed	454,902	667,227
Accrued expenses:
Advisory fee	236,191	893,747
Service and distribution plan fees	70,943	173,746
Directors’ fees and expenses	4,773	—
Other	143,597	238,767
Total Liabilities	17,912,653	37,446,549
Net Assets	391,128,324	1,806,271,469
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$8,811	$43,233
Additional paid-in capital	229,833,239	1,470,640,119
Total Distributable Earnings/(Loss)	161,286,274	335,588,117
Net Assets	391,128,324	1,806,271,469
Net Asset Value Per Share
Investor Class
Net Assets	$342,618,381	$856,795,467
Shares Outstanding	7,734,494	20,552,454
Net Asset Value, Offering and Redemption Price per Outstanding Share	$44.30	$41.69
Institutional Class
Net Assets	$48,509,943	$949,476,002
Shares Outstanding	1,076,418	22,680,534
Net Asset Value, Offering and Redemption Price per Outstanding Share	$45.07	$41.86
* Includes securities on loan of	$32,142,272	$46,621,376
Cost of investments	$280,802,796	$1,505,460,831
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2020 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $7,868, respectively)	$1,183,219	$2,976,878
Interest	4,634	4,994,984
Securities lending income (Net)	41,206	43,750
Total Income	1,229,059	8,015,612
Expenses:
Advisory fees	1,417,144	4,750,859
Service and distribution plan fees	419,020	958,709
Sub-transfer agent fees	125,369	317,944
Auditing and legal fees	59,981	175,918
Transfer agent fees	47,208	141,645
Custody and accounting fees	41,511	103,351
Printing and postage fees	31,774	53,261
Registration and filing fees	26,888	125,670
Directors’ fees and expenses	26,162	76,342
Fund administration fees	15,487	15,542
Compliance and tax service fees	14,306	35,736
Insurance fees	9,844	22,483
Other	11,085	13,108
Recoupment (See Note 5)	737	57,260
Total Expenses Before Fees Waived (See Note 5)	2,246,516	6,847,828
Less: Sub-Transfer Agent Fees Waived by the Distributor	(10,282)	—
Less: Advisory Fees Waived and/ or reimbursed	(4,516)	(3,346)
Net Expenses	2,231,718	6,844,482
Net Investment Income (Loss)	(1,002,659)	1,171,130
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	24,341,683	1,657,957
Foreign currency transactions	—	(522)
	24,341,683	1,657,435
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	66,763,568	249,217,469
Foreign currency translations	—	486
	66,763,568	249,217,955
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	91,105,251	250,875,390
Net Increase in Net Assets from Operations	$90,102,592	$252,046,520
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Operations:
Net investment loss	$(1,002,659)	$(1,003,054)
Net realized gain on investments	24,341,683	45,525,001
Change in net unrealized appreciation/(depreciation) on investments	66,763,568	(86,278,001)
Net increase/(decrease) in net assets from operations	90,102,592	(41,756,054)
Distributions to Shareholders from:
Investor Class	—	(78,781,866)
Institutional Class	—	(10,442,380)
	—	(89,224,246)
Share Transactions:
Proceeds from sale of shares
Investor Class	9,446,048	26,305,276
Institutional Class	4,300,181	14,026,868
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	77,328,506
Institutional Class	—	10,230,060
Cost of shares redeemed
Investor Class	(43,108,709)	(91,866,605)
Institutional Class	(9,143,157)	(14,983,175)
Net increase/(decrease) in net assets from capital share transactions	(38,505,637)	21,040,930
Total increase/(decrease) in net assets	51,596,955	(109,939,370)
Net Assets:
Beginning of period	339,531,369	449,470,739
End of period	$391,128,324	$339,531,369
Capital Share Transactions:
Shares sold
Investor Class	231,287	562,349
Institutional Class	101,907	294,296
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	1,796,666
Institutional Class	—	234,098
Shares redeemed
Investor Class	(1,064,198)	(2,084,904)
Institutional Class	(225,053)	(327,874)
Net increase (decrease)	(956,057)	474,631
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Operations:
Net investment income	$1,171,130	$5,639,936
Net realized gain on investments and foreign currency	1,657,435	14,835,675
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	249,217,955	(58,668,527)
Net increase/(decrease) in net assets from operations	252,046,520	(38,192,916)
Distributions to Shareholders from:
Investor Class	—	(10,533,249)
Institutional Class	—	(7,422,067)
	—	(17,955,316)
Share Transactions:
Proceeds from sale of shares
Investor Class	242,159,495	421,626,685
Institutional Class	405,671,777	481,824,003
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	10,092,359
Institutional Class	—	7,160,100
Cost of shares redeemed
Investor Class	(115,659,006)	(190,381,127)
Institutional Class	(78,151,860)	(118,265,932)
Net increase in net assets from capital share transactions	454,020,406	612,056,088
Total increase in net assets	706,066,926	555,907,856
Net Assets:
Beginning of period	1,100,204,543	544,296,687
End of period	$1,806,271,469	$1,100,204,543
Capital Share Transactions:
Shares sold
Investor Class	6,180,317	11,218,096
Institutional Class	10,293,228	12,913,365
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	265,449
Institutional Class	—	187,929
Shares redeemed
Investor Class	(2,910,522)	(5,155,984)
Institutional Class	(1,973,494)	(3,292,980)
Net increase	11,589,529	16,135,875
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. (Investor Class)
	Six Months Ended September 30, 2020 (unaudited)	Years Ended March 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.69	$48.31	$51.99	$47.38	$41.91	$49.50
Income/(loss) from investment operations:
Net investment income	(0.12)(1)	(0.12)(1)(2)	(0.02)	0.03	(0.00)(3)	(0.06)
Net gains/(losses) on securities (both realized and unrealized)	9.73	(3.34)	3.09	6.46	7.93	(1.42)
Total from investment operations	9.61	(3.46)	3.07	6.49	7.93	(1.48)
Less distributions:
Distributions from net realized gains	—	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Total distributions	—	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of period	$44.30	$34.69	$48.31	$51.99	$47.38	$41.91
Total return	27.70%(4)	(11.25)%	7.80%	13.70%	19.09%	(3.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$342,618	$297,244	$400,688	$449,737	$471,690	$399,788
Ratio of expenses to average net assets	1.20%(5)	1.19%	1.21%	1.21%	1.21%	1.25%
Ratio of net investment loss to average net assets	(0.56)%(5)	(0.25)%(6)	(0.24)%	(0.22)%	(0.08)%	(0.17)%
Portfolio turnover rate	1%(4)	18%	20%	11%	21%	17%
	Value Line Small Cap Opportunities Fund, Inc. (Institutional Class)
	Six Months Ended September 30, 2020 (unaudited)	Years Ended March 31,				Period Ended March 31, 2016(7)
		2020	2019	2018	2017
Net asset value, beginning of period	$35.25	$48.83	$52.34	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)(1)	0.00(1)(2)(3)	(0.02)	0.03	(0.00)(3)	0.03
Net gains/(losses) on securities (both realized and unrealized)	9.88	(3.42)	3.26	6.63	8.05	(1.66)
Total from investment operations	9.82	(3.42)	3.24	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	—	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Total distributions	—	(10.16)	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of period	$45.07	$35.25	$48.83	$52.34	$47.56	$41.97
Total return	27.86%(4)	(11.03)%	8.09%	14.01%	19.38%	(3.33)%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$48,510	$42,287	$48,783	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(8)	1.01%(5)	1.00%	1.02%	1.01%	1.22%	3.47%(5)
Ratio of net expenses to average net assets(9)	0.95%(5)	0.94%	0.96%	0.96%	0.96%	1.00%(5)
Ratio of net investment income/(loss) to average net assets(9)	(0.31)%(5)	0.00%(3)(6)	0.02%	0.05%	0.23%	0.43%(5)
Portfolio turnover rate	1%(4)	18%	20%	11%	21%	17%(4)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.14) and $(0.02), respectively.

(3)
Amount is less than $0.01 per share or 0.01%.

(4)
Not annualized.

(5)
Annualized.

(6)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.30)% and (0.04)%, respectively.

(7)
Commenced operations on November 1, 2015.

(8)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(9)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. (Investor Class)
	Six Months Ended September 30, 2020 (unaudited)	Years Ended March 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.72	$35.07	$31.95	$30.01	$28.13	$28.88
Income/(loss) from investment operations:
Net investment income	0.01(1)	0.20(1)(2)	0.14	0.15	0.09	0.03
Net gains/(losses) on securities (both realized and unrealized)	6.96	0.12	3.95	3.16	2.47	0.04
Total from investment operations	6.97	0.32	4.09	3.31	2.56	0.07
Less distributions:
Dividends from net investment income	—	(0.16)	(0.13)	(0.14)	(0.07)	(0.05)
Distributions from net realized gains	—	(0.51)	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	—	(0.67)	(0.97)	(1.37)	(0.68)	(0.82)
Net asset value, end of period	$41.69	$34.72	$35.07	$31.95	$30.01	$28.13
Total return	20.07%(3)	0.75%	13.17%	11.11%	9.18%	0.31%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$856,795	$600,102	$384,222	$285,753	$297,234	$305,567
Ratio of gross expenses to average net assets(4)	1.02%(5)	1.08%	1.12%	1.12%	1.13%	1.18%
Ratio of net expenses to average net assets(6)	1.02%(5)	1.08%	1.12%	1.12%	1.13%	1.15%
Ratio of net investment income to average net assets	0.03%(5)	0.54%(7)	0.46%	0.43%	0.29%	0.14%
Portfolio turnover rate	3%(3)	16%	19%	19%	17%	19%
	Value Line Asset Allocation Fund, Inc. (Institutional Class)
	Six Months Ended September 30, 2020 (unaudited)	Years Ended March 31,				Period Ended March 31, 2016(8)
		2020	2019	2018	2017
Net asset value, beginning of period	$34.82	$35.16	$32.03	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.06(1)	0.30(1)(2)	0.19	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	6.98	0.11	4.00	3.17	2.53	(0.07)
Total from investment operations	7.04	0.41	4.19	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	—	(0.24)	(0.22)	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	—	(0.51)	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	—	(0.75)	(1.06)	(1.46)	(0.70)	(0.83)
Net asset value, end of period	$41.86	$34.82	$35.16	$32.03	$30.08	$28.15
Total return	20.22%(3)	0.99%	13.49%	11.33%	9.47%	0.08%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$949,476	$500,103	$160,075	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(4)	0.77%(5)	0.84%	0.88%	0.94%	1.32%	2.91%(5)
Ratio of net expenses to average net assets(6)	0.77%(5)	0.83%	0.87%	0.87%	0.88%	0.93%(5)
Ratio of net investment income to average net assets	0.28%(5)	0.80%(7)	0.74%	0.68%	0.56%	0.64%(5)
Portfolio turnover rate	3%(3)	16%	19%	19%	17%	19%(3)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $0.14 and $0.24, respectively.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

(6)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(7)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been 0.37% and 0.63%, respectively.

(8)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of Value Line Small Cap Opportunities Fund, Inc.’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value(“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the

September 30, 2020

“Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Value Line Asset Allocation Fund, Inc. may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by Value Line Asset Allocation Fund, Inc. as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. Value Line Asset Allocation Fund,

Notes to Financial Statements (continued)

Inc. use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. Value Line Asset Allocation Fund, Inc. could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$35,249	$11,959	$47,208
Sub-transfer agent fees	111,629	13,740	125,369
Registration and filing fees	15,826	11,062	26,888
Other	9,461	1,624	11,085
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$55,737	$85,908	$141,645
Sub-transfer agent fees	205,658	112,286	317,944
Registration and filing fees	65,803	59,867	125,670
Other	6,609	6,499	13,108
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

September 30, 2020

(H) Accounting for Real Estate Investment Trusts:   The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2020, the Funds were not invested in joint repurchase agreements.
As of September 30, 2020, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$32,142,272	$32,678,523	$32,835,366
Value Line Asset Allocation Fund, Inc.	46,621,376	47,565,659	47,614,513

*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $17,002,247 and $31,251,138, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $15,676,276 and $16,314,521, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

Notes to Financial Statements (continued)

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended September 30, 2020.
	Remaining Contractual Maturity of the Agreements As of September 30, 2020
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,002,247	$—	$—	$—	$17,002,247
Total Borrowings	$17,002,247	$—	$—	$—	$17,002,247
Gross amount of recognized liabilities for securities lending transactions					$17,002,247
	Remaining Contractual Maturity of the Agreements As of September 30, 2020
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$23,617,988	$—	$—	$—	$23,617,988
U.S. Treasury Obligations	7,366,240				7,366,240
U.S. Government Agency Obligations	266,910	—	—	—	266,910
Total Borrowings	$31,251,138	$—	$—	$—	$31,251,138
Gross amount of recognized liabilities for securities lending transactions					$31,251,138
(K) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in late 2019 and has been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. This may impact liquidity in the marketplace, which in turn may affect a fund’s ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a fund from executing advantageous investment decisions in a timely manner and negatively impact a fund’s ability to achieve its investment objective.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

September 30, 2020

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended September 30, 2020, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government	Sales of Investment Securities Excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$4,008,726	$46,878,729	$—	$—
Value Line Asset Allocation Fund, Inc.	187,806,979	21,686,328	267,269,212	20,217,530
Each Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months period ended September 30, 2020, the following Funds engaged in such transactions in the following amounts:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$8,839,370	$5,980,483
Value Line Asset Allocation Fund, Inc.	7,525,400	—	—
4.   Income Taxes
At September 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$280,802,796	$140,360,591	$(12,389,104)	$127,971,487
Value Line Asset Allocation Fund, Inc.	1,505,460,831	330,893,793	(7,239,723)	323,654,070
As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
Value Line Small Cap Opportunities Fund, Inc.	$—	$10,295,560	$—	$61,207,885	$—	$(319,763)*
Value Line Asset Allocation Fund, Inc.	1,691,651	7,441,626	(486)	74,408,806	—	—

*
During the year ended March 31, 2020, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $319,763 of late year ordinary losses which will be treated as arising on the first business day of the year ended March 31, 2021.

Notes to Financial Statements (continued)

The tax composition of distributions paid to shareholders during the fiscal years ended 2020 and 2019 were as follows:
	Year Ended March 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$89,224,246	$89,224,246
Value Line Asset Allocation Fund, Inc.	4,955,773	12,999,543	17,955,316
	Year Ended March 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$56,968,627	$56,968,627
Value Line Asset Allocation Fund, Inc.	1,814,052	10,410,988	12,225,040
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. and managing each Fund’s investments for the period ended September 30, 2020, the Adviser was paid a fee at an annual rate of 0.74% and 0.64%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Small Cap Opportunities Fund and 0.65% for Value Line Asset Allocation Fund (the “Combined Rate”). Effective January 1, 2018, the advisory fee component paid by the Funds to the Adviser for each period is calculated by subtracting the amount paid by the Funds for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with each Fund. For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver, creates a breakpoint in the advisory fee and can be terminated without shareholder approval only by agreement of the Funds’ Board of Directors. For the six months ended September 30, 2020, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,417,144
Value Line Asset Allocation Fund, Inc.	4,750,859
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees and are not subject to the Plan. For the six months ended September 30, 2020, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$419,020
Value Line Asset Allocation Fund, Inc.	958,709
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be

September 30, 2020

paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets through May 31, 2020 and has been removed thereafter. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2020, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Small Cap Opportunities Fund, Inc.	$125,369
Value Line Asset Allocation Fund, Inc.	317,944
The Adviser agreed to pay or reimburse certain expenses of the Funds attributable to the Institutional Class, to the extent necessary to limit each Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. Effective September 1, 2020, the Distributor may no longer recover from the Fund contractually reimbursed expenses and/or waived fees. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of September 30, 2020, fees contractually waived/ reimbursed by the Adviser amounted to $4,516 and $3,346 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. respectively. In addition, the Distributor waived $10,282 of Sub transfer agent fees for the Value Line Small Cap Opportunities Fund, Inc. As of September 30, 2020, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2021	$11,154
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2022	23,265
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2023	9,580
Value Line Asset Allocation Fund, Inc.	September 30, 2021	—
Value Line Asset Allocation Fund, Inc.	September 30, 2022	—
Value Line Asset Allocation Fund, Inc.	September 30, 2023	15,403
During the period ended September 30, 2020, the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of  $737 and $57,260, respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 through September 30, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,277.00	$6.85	1.20%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,278.60	5.43	0.95
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,200.70	5.63	1.02
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,202.20	4.25	0.77
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.05	$6.07	1.20%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.31	4.81	0.95
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.95	5.17	1.02
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,021.21	3.90	0.77

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE SMALL CAP
OPPORTUNITIES FUND, INC. AND VALUE LINE ASSET ALLOCATION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Asset Allocation Fund, Inc. within its Allocation — 50% to 70% Equity category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 10 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. Given the concentration of the Fund’s fixed-income sleeve in investment-grade securities, the Peer Group for Value Line Asset Allocation Fund, Inc. excluded funds with average credit quality below BBB-rated bonds.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.

Semi-Annual Report

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year period ended April 30, 2020. The Board also noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year, and ten-year periods ended April 30, 2020.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund outperformed the Peer Group median and benchmark index, but underperformed the Category median, for the one-year period ended April 30, 2020. The Board further noted that the Fund outperformed the benchmark index but underperformed the Peer Group and Category medians for the three-year period ended April 30, 2020. The Board also noted that the Fund outperformed the Category median and benchmark index, but underperformed the Peer Group median, for the five-year period ended April 30, 2020. In addition, the Board noted that the Fund outperformed the Peer Group and Category medians and benchmark index for the ten-year period ended April 30, 2020. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board noted that, with respect to each Fund, the Distributor and Adviser had made permanent the contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). Each Fund’s expense limitation agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted

above) is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Board noted that each Fund made repayments during its most recent fiscal year to the Adviser and the Distributor of previously reimbursed expenses and/or waived fees. A Fund’s Expense Limitation can be terminated without shareholder approval only by agreement of the Fund’s Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was equal to that of the Peer Group and Category medians before, but greater than that of the Peer Group and Category medians after, giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line funds. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board noted favorably that the Adviser had agreed in 2019 to a contractual waiver that reduces its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver, which creates a breakpoint in the advisory fee when the Fund’s assets reach $750 million, was adopted June 21, 2019 and can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board considered a special report prepared by Broadridge/Morningstar regarding economies of scale and advisory fee breakpoints and determined that, given both the current and anticipated size of the Fund, its recent increase in average daily net assets, the fee breakpoint implemented in 2019 and the total average daily net assets within the Value Line funds, the current advisory fee structure was adequate to account for any perceived and potential economies of scale for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.

Semi-Annual Report

Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended September 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Semi-Annual Report

Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 18, 2020, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended September 30, 2020. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	Not applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:  November 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:  November 30, 2020